                       INDEX OF 1995 AUDITORS' REPORTS

Anders, Minkler & Diehl
                                   CAROLINE ASSOCIATES I
                                   COLUMBUS SQUARE ASSOCIATES I
                                   COLUMBUS SQUARE ASSOCIATES II
                                   PERSHING WATERMAN PHASE I
                                   PW III ASSOCIATES
                                   PW IV ASSOCIATES
                                   PW V ASSOCIATES
                                   PW VI ASSOCIATES
                                   SAVOY COURT ASSOCIATES
                                   WIGAR, LTD.

Dauby, O'Connor, and Zaleski
                                   BROOKVIEW APARTMENTS COMPANY LIMITED
                                   CLOVER RIDGE EAST LIMITED PARTNERSHIP
                                   COLONY APARTMENTS COMPANY LIMITED
                                   EAST HAMPTON LIMITED PARTNERSHIP
                                   EDGEWOOD II ASSOCIATES
                                   FAIRBURN & GORDON ASSOCIATES, PHASE I
                                   FAIRBURN & GORDON ASSOCIATES, PHASE II
                                   LAING VILLAGE
                                   OAKLAND CITY/WEST END ASSOCIATES, LTD.
                                   ORANGEBURG MANOR
                                   PLEASANT VALLEY APARTMENTS, LTD.
                                   SANDY SPRINGS ASSOCIATES, LTD.
                                   TIFFANY REHAB ASSOCIATES
                                   VILLAGE GREEN APARTMENTS COMPANY LIMITED
                                   VINEVILLE TOWERS ASSOCIATES, LTD.
                                   WESTGATE APARTMENTS
Deloitte and Touche LLP
                                   107-145 WEST 135TH STREET ASSOCIATES
                                   ALGONQUIN TOWER LIMITED PARTNERSHIP
                                   ALL HALLOWS ASSOCIATES
                                   ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP
                                   ANGLERS MANOR ASSOCIATES
                                   ANTIOCH APARTMENTS, LTD.
                                   ARVADA HOUSE ASSOCIATES
                                   AUDOBON PARK ASSOCIATES
                                   BALDWIN OAKS ELDERLY, LTD.
                                   BALDWIN TOWERS ASSOCIATES
                                   BASSWOOD MANOR LIMITED PARTNERSHIP
                                   BAYVIEW HUNTERS POINT APARTMENTS
                                   BENSALEM GARDENS ASSOCIATES
                                   BERKLEY LIMITED PARTNERSHIP
                                   BLOOMSBURG ELDERLY ASSOCIATES
                                   BRIARWOOD APARTMENTS
                                   BRIGHTWOOD MANOR ASSOCIATES
                                   BRINTON MANOR NO. 1 ASSOCIATES
                                   BRINTON TOWERS ASSOCIATES
                                   BROOKSIDE APARTMENTS ASSOCIATES
                                   BUENA VISTA APARTMENTS, LTD.
                                   CABELL ASSOCIATES OF LAKEVIEW
                                   CALIFORNIA SQUARE II LIMITED PARTNERSHIP
                                   CALIFORNIA SQUARE LIMITED PARTNERSHIP
                                   CAMPBELL HEIGHTS ASSOCIATES
                                   CANTERBURY GARDENS ASSOCIATES
                                   CAPITAL PARK LIMITED PARTNERSHIP
                                   CAROLINE ARMS LIMITED PARTNERSHIP
                                   CENTER SQUARE ASSOCIATES
                                   CENTRAL VILLAGE ASSOCIATES
                                   CHAPEL NDP

* Incorporated by reference to Exhibit 99.3 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997.

                       INDEX OF 1995 AUDITORS' REPORTS

                                   CHEEK ROAD LIMITED PARTNERSHIP
                                   CLAY COURTS ASSOCIATES
                                   COLLEGE HEIGHTS
                                   COLLEGE PARK APARTMENTS
                                   COLLEGE PARK ASSOCIATES
                                   COMMUNITY DEVELOPERS OF HIGH POINT
                                   CONGRESS PARK ASSOCIATES II
                                   COPPERWOOD II LIMITED
                                   COPPERWOOD LIMITED
                                   CUMBERLAND COURT ASSOCIATES
                                   CYPRESS GARDENS, LIMITED
                                   DARBY TOWNHOUSES ASSOCIATES
                                   DARBY TOWNHOUSES LIMITED PARTNERSHIP
                                   DARBYTOWN DEVELOPMENT ASSOCIATES
                                   DELCAR-S, LTD.
                                   DELCAR-T, LTD.
                                   DIP LIMITED PARTNERSHIP
                                   DIP LIMITED PARTNERSHIP--II
                                   DIP LIMITED PARTNERSHIP--III
                                   DISCOVERY LIMITED PARTNERSHIP
                                   DORAL GARDENS ASSOCIATES
                                   DORAL LIMITED PARTNERSHIP
                                   DUQUESNE ASSOCIATES NO. 1
                                   EASTMAN ASSOCIATES
                                   EDMOND ESTATES LIMITED PARTNERSHIP
                                   ELDEN LIMITED PARTNERSHIP
                                   ESBRO LIMITED PARTNERSHIP
                                   FAIRMEADOWS LIMITED PARTNERSHIP
                                   FAIRMONT #1 LIMITED PARTNERSHIP
                                   FAIRMONT #2 LIMITED PARTNERSHIP
                                   FAIRVIEW HOMES ASSOCIATES
                                   FAIRWOOD ASSOCIATES
                                   FEDERAL SQUARE VILLAGE
                                   FIELD ASSOCIATES
                                   FOREST GREEN LIMITED PARTNERSHIP
                                   FOREST PARK ELDERLY ASSOCIATES
                                   FORRESTER GARDENS, LTD.
                                   FORT CARSON ASSOCIATES
                                   FOXWOOD MANOR ASSOCIATES
                                   FRANKLIN CHAPEL HILL ASSOCIATES
                                   FRANKLIN EAGLE ROCK ASSOCIATES
                                   FRANKLIN PARK LIMITED PARTNERSHIP
                                   FRANKLIN PHEASANT RIDGE ASSOCIATES
                                   FRANKLIN RIDGEWOOD ASSOCIATES
                                   FRANKLIN WOODS ASSOCIATES
                                   FRIENDSET HOUSING COMPANY
                                   FRIO HOUSING, LTD.
                                   G.W. CARVER LIMITED
                                   GALION LIMITED PARTNERSHIP
                                   GARFIELD HILL ASSOCIATES
                                   GATEWAY VILLAGE ASSOCIATES
                                   GLADYS HAMPTON HOUSES ASSOCIATES
                                   GOLDEN APARTMENTS I
                                   GOLDEN APARTMENTS II
                                   GRANDVIEW APARTMENTS
                                   GREATER MOUNT CALVARY TERRACE, LTD.
                                   GREATER RICHMOND COMMUNITY DEVELOPMENT
                                     CORP. I AND ASSOCIATES
                                   GREATER RICHMOND COMMUNITY DEVELOPMENT
                                     CORP. II AND ASSOCIATES
                                   GREEN MOUNTAIN MANOR LIMITED PARTNERSHIP
                                   GRIFFITH LIMITED PARTNERSHIP
                                   GULFWAY LIMITED PARTNERSHIP
                                   H.R.H. PROPERTIES, LTD.
                                   HAMILTON GARDENS, LTD.
                                   HAMILTON HEIGHTS ASSOCIATES
                                   HAROLD HOUSE LIMITED PARTNERSHIP

* Incorporated by reference to Exhibit 99.3 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997.

                       INDEX OF 1995 AUDITORS' REPORTS

                                   HATILLO HOUSING ASSOCIATES
                                   HICKORY RIDGE ASSOCIATES, LTD.
                                   HILLCREST GREEN APARTMENTS, LTD.
                                   HILLSIDE VILLAGE ASSOCIATES
                                   HILLTOP APARTMENTS ASSOCIATES
                                   HILLTOP LIMITED PARTNERSHIP
                                   HOPKINS RENAISSANCE ASSOCIATES
                                   HUDSON TERRACE ASSOCIATES
                                   HURBELL II LIMITED PARTNERSHIP
                                   HURBELL III LIMITED PARTNERSHIP
                                   INDIAN VALLEY I LIMITED PARTNERSHIP
                                   INDIAN VALLEY II LIMITED PARTNERSHIP
                                   INDIAN VALLEY III LIMITED PARTNERSHIP
                                   INGRAM SQUARE APARTMENTS, LTD.
                                   JAMESTOWN VILLAGE ASSOCIATES
                                   JERSEY PARK ASSOCIATES
                                   JFK ASSOCIATES
                                   JOHNSTON SQUARE ASSOCIATES
                                   JVL 16 ASSOCIATES
                                   JVL 18 ASSOCIATES
                                   JVL 19 ASSOCIATES
                                   JVL LIMITED
                                   KENNEDY HOMES LIMITED PARTNERSHIP
                                   KEY PARKWAY WEST ASSOCIATES
                                   KIMBERLY ASSOCIATES LIMITED PARTNERSHIP
                                   LA SALLE APARTMENTS
                                   LA VISTA ASSOCIATES
                                   LAFAYETTE MANOR ASSOCIATES
                                   LAFAYETTE TOWNE ELDERLY, LTD.
                                   LAFAYETTE TOWNE FAMILY, LTD.
                                   LAKE FOREST APARTMENTS
                                   LANGENHEIM ASSOCIATES
                                   LAS AMERICAS HOUSING ASSOCIATES
                                   LASSEN ASSOCIATES
                                   LAUREL GARDENS
                                   LEWISBURG ASSOCIATES
                                   LEWISBURG ELDERLY ASSOCIATES
                                   LEYDEN LIMITED PARTNERSHIP
                                   LINCMAR ASSOCIATES
                                   LINCOLN PARK ASSOCIATES
                                   LOCK HAVEN ELDERLY ASSOCIATES
                                   LOCK HAVEN GARDENS ASSOCIATES
                                   LORING TOWERS APARTMENTS LIMITED PARTNERSHIP
                                   M&P DEVELOPMENT COMPANY
                                   MAPLE HILL ASSOCIATES
                                   MAPLE PARK EAST LIMITED PARTNERSHIP
                                   MAPLE PARK WEST LIMITED PARTNERSHIP
                                   MAYFAIR MANOR LIMITED PARTNERSHIP
                                   MEADOWOOD APARTMENTS--PHASE I
                                     (MEADOWOOD ASSOCIATES)
                                   MEADOWOOD APARTMENTS--PHASE II
                                     (MEADOWOOD ASSOCIATES)
                                   MEADOWOOD ASSOCIATES III, LTD.
                                   MEADOWOOD TOWNHOUSES I LIMITED PARTNERSHIP
                                   MEADOWOOD TOWNHOUSES III LIMITED PARTNERSHIP
                                   MEADOWS APARTMENTS LIMITED PARTNERSHIP
                                   MEADOWS EAST APARTMENTS LIMITED PARTNERSHIP
                                   MENLO LIMITED PARTNERSHIP
                                   MERCED COMMONS I
                                   MERCED COMMONS II
                                   MILL STREET ASSOCIATES
                                   MIRAMAR HOUSING ASSOCIATES
                                   MONTBLANC GARDEN APARTMENTS ASSOCIATES
                                   MONTBLANC HOUSING ASSOCIATES
                                   MORRISANIA TOWERS HOUSING COMPANY
                                   MOSS GARDENS LTD.

* Incorporated by reference to Exhibit 99.3 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997.

                       INDEX OF 1995 AUDITORS' REPORTS

                                   MURPHY BLAIR ASSOCIATES III
                                   NATIONAL HOUSING PARTNERSHIP REALTY FUND I
                                   NATIONAL HOUSING PARTNERSHIP REALTY FUND III
                                   NATIONAL HOUSING PARTNERSHIP REALTY FUND IV
                                   NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
                                   NATIONAL HOUSING PARTNERSHIP RESI
                                     ASSOCIATES I
                                   NEW LAKE VILLAGE APARTMENTS
                                   NEW WEST 111TH STREET HOUSING COMPANY
                                   NEW WEST 111TH STREET TWO ASSOCIATES
                                   NEWTON HILL LIMITED PARTNERSHIP
                                   NORTHGATE VILLAGE LIMITED PARTNERSHIP
                                   NORTHLAKE TERRACE ASSOCIATES
                                   NORTHWEST TERRACE ASSOCIATES
                                   OAKLAND VILLAGE TOWNHOUSE ASSOCIATES
                                   OCALA PLACE, LTD.
                                   OLDE RIVERTOWN VENTURE
                                   ONE LYTLE PLACE
                                   ONE WEST CONWAY ASSOCIATES
                                   ORANGE VILLAGE ASSOCIATES
                                   PALM HOUSE LIMITED PARTNERSHIP
                                   PARK AVENUE WEST I LIMITED PARTNERSHIP
                                   PARK AVENUE WEST II LIMITED PARTNERSHIP
                                   PARK CREEK LIMITED PARTNERSHIP
                                   PAVILION ASSOCIATES
                                   PLACE ONE LIMITED PARTNERSHIP
                                   POINT WEST LIMITED PARTNERSHIP
                                   PORTFOLIO PROPERTIES EIGHT ASSOCIATES
                                   PORTFOLIO PROPERTIES FIVE ASSOCIATES
                                   PORTFOLIO PROPERTIES NINE ASSOCIATES
                                   PORTFOLIO PROPERTIES SEVEN ASSOCIATES
                                   PORTFOLIO PROPERTIES SIX ASSOCIATES
                                   PORTFOLIO PROPERTIES TEN ASSOCIATES
                                   PORTFOLIO PROPERTIES THREE ASSOCIATES
                                   PORTFOLIO PROPERTIES TWELVE ASSOCIATES
                                   PORTFOLIO PROPERTIES TWO ASSOCIATES
                                   PORTLAND PLAZA PARTNERSHIP
                                   PORTNER PLACE ASSOCIATES
                                   POST STREET ASSOCIATES
                                   PUEBLO APARTMENTS ASSOCIATES, LTD.
                                   RETIREMENT MANOR ASSOCIATES
                                   RI-15 LIMITED PARTNERSHIP
                                   RICHLIEU ASSOCIATES
                                   RIVER FRONT APARTMENTS LIMITED PARTNERSHIP
                                   RIVER WOODS ASSOCIATES
                                   RIVERVIEW II ASSOCIATES
                                   ROCKWELL LIMITED PARTNERSHIP
                                   ROLLING MEADOWS OF ADA, LTD.
                                   ROYAL TOWERS LIMITED PARTNERSHIP
                                   RUFFIN ROAD ASSOCIATES
                                   RUTHERFORD PARK TOWNHOUSES ASSOCIATES
                                   SAN JOSE LIMITED PARTNERSHIP
                                   SAN JUAN DEL CENTRO LIMITED PARTNERSHIP
                                   SENCIT TOWNE HOUSE LIMITED PARTNERSHIP
                                   SHERMAN TERRACE ASSOCIATES
                                   SHOREVIEW APARTMENTS
                                   SITE 10 COMMUNITY ALLIANCE ASSOCIATES
                                   SNI DEVELOPMENT COMPANY
                                   SOUTHMONT APARTMENTS
                                   SOUTHRIDGE APARTMENTS LIMITED PARTNERSHIP
                                   SOUTHWARD LIMITED PARTNERSHIP
                                   SPRING BRIGHT LIMITED PARTNERSHIP
                                   SPRING MEADOW LIMITED PARTNERSHIP
                                   SPRUCE LIMITED PARTNERSHIP
                                   SPRUCE PALM LIMITED PARTNERSHIP
                                   STAFFORD APARTMENTS

* Incorporated by reference to Exhibit 99.3 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997.

                       INDEX OF 1995 AUDITORS' REPORTS

                                   STOCK ISLAND LIMITED PARTNERSHIP
                                   STOREY MANOR ASSOCIATES
                                   STRAWBRIDGE SQUARE ASSOCIATES LIMITED
                                     PARTNERSHIP
                                   SUMMERSONG TOWNHOUSES LIMITED PARTNERSHIP
                                   SUNRISE ASSOCIATES
                                   SUNSET PLAZA APARTMENTS
                                   SUSQUEHANNA VIEW LIMITED PARTNERSHIP
                                   TIMBERLAKE APARTMENTS LIMITED PARTNERSHIP
                                   TIMUQUANA PARK ASSOCIATES
                                   TINKER CREEK LIMITED PARTNERSHIP
                                   TOWN NORTH
                                   TOWNVIEW TOWERS I PARTNERSHIP, LTD.
                                   TREESLOPE APARTMENTS ASSOCIATES
                                   TRINITY APARTMENTS
                                   TRINITY TOWERS-14TH STREET ASSOCIATES, LTD.
                                   UNITED HANDICAP FEDERATION APARTMENT
                                     ASSOCIATES
                                   UNITED HOUSE ASSOCIATES
                                   UNITED HOUSING PARTNERS--CARBONDALE, LTD.
                                   UNITED REDEVELOPMENT ASSOCIATES
                                   UNIVERSITY PLAZA ASSOCIATES
                                   VANTAGE '78
                                   VILLA DE GUADALUPE ASSOCIATES
                                   VILLAGE CIRCLE APARTMENTS, LTD.
                                   VILLAGE GREEN LIMITED PARTNERSHIP
                                   VILLAGE PARK II
                                   VISTAS DE SAN JUAN ASSOCIATES
                                   WAICO APARTMENTS ASSOCIATES
                                   WAICO PHASE II ASSOCIATES
                                   WALDEN OAKS ASSOCIATES
                                   WALMSLEY TERRACE ASSOCIATES
                                   WALNUT HILLS ASSOCIATES, LTD.
                                   WASH-WEST PROPERTIES
                                   WASHINGTON MANOR LIMITED PARTNERSHIP
                                   WATERS TOWERS ASSOCIATES
                                   WEST OAK VILLAGE LIMITED PARTNERSHIP
                                   WHITEFIELD PLACE, LTD.
                                   WOODMARK LIMITED PARTNERSHIP
                                   YADKIN ASSOCIATES

Edwards Leap & Sauer
                                   BUFFALO VILLAGE ASSOCIATES
                                   GENESSEE GARDENS ASSOCIATES
                                   IDA TOWER

Fishbein & Company, P.C
                                   FRANKLIN HOUSING ASSOCIATES
                                   FRANKLIN NEW YORK AVENUE ASSOCIATES

Friduss, Lukee, Schiff &
  Co., P.C.
                                   62ND STREET LIMITED PARTNERSHIP
                                   CENTRAL WOODLAWN LIMITED PARTNERSHIP

George A. Hieronymus & Company
                                   ATHEN ARMS ASSOCIATES
                                   COLONIAL TERRACE I ASSOCIATES
                                   COLONIAL TERRACE II ASSOCIATES

Goldenberg Rosenthal
  Friedlander
                                   ACADEMY GARDEN ASSOCIATES
                                   BRUNSWICK VILLAGE LIMITED PARTNERSHIP
                                   BUCKINGHAM HALL ASSOCIATES
                                   CHURCHVIEW GARDENS ASSOCIATES
                                   CHURCHVIEW GARDENS LIMITED PARTNERSHIP
                                   HARRIS GARDENS ASSOCIATES
                                   HARRIS GARDENS LIMITED PARTNERSHIP

* Incorporated by reference to Exhibit 99.3 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997.

                       INDEX OF 1995 AUDITORS' REPORTS


                                   HAWKSWORTH GARDENS ASSOCIATES
                                   HAWKSWORTH LIMITED PARTNERSHIP
                                   WASHINGTON NORTHGATE ASSOCIATES
                                   WASHINGTON NORTHGATE LIMITED PARTNERSHIP
                                   WASHINGTON WESTGATE ASSOCIATES
                                   WASHINGTON WESTGATE LIMITED PARTNERSHIP

Hansen, Hunter & Kibbee, P.C.
                                   FRANKLIN CHANDLER ASSOCIATES
                                   HAINES ASSOCIATES LIMITED PARTNERSHIP
                                   KING-BELL ASSOCIATES
                                   MONMOUTH ASSOCIATES LIMITED PARTNERSHIP
                                   PENDLETON RIVERSIDE APARTMENTS OREG., LTD.
                                   PENN HALL ASSOCIATES LIMITED PARTNERSHIP
                                   RODEO DRIVE LIMITED PARTNERSHIP
                                   SOUTH MOUNTAIN TERRACE, LTD.
                                   WOODLAND APARTMENTS, OREG., LTD.

J.A. Plumer & Co.
                                   630 EAST LINCOLN AVENUE ASSOCIATES
                                   ASPEN STRATFORD APARTMENTS COMPANY B
                                   ASPEN STRATFORD APARTMENTS COMPANY C
                                   BENJAMIN BANNEKER PLAZA ASSOCIATES
                                   BENTON SQUARE, LTD.
                                   BRIGHTWOOD LIMITED PARTNERSHIP
                                   CARTER ASSOCIATES LIMITED PARTNERSHIP
                                   CHERRY ESTATES
                                   CHRISTOPHER COURT HOUSING COMPANY
                                   CONCORD HOUSES ASSOCIATES
                                   DUKE MANOR ASSOCIATES
                                   ELDERLY HOUSING ASSOCIATES LTD. PARTNERSHIP
                                   FERNCLIFF LIMITED PARTNERSHIP
                                   FOREST APARTMENTS ASSOCIATES
                                   GATE MANOR APARTMENTS, LTD.
                                   GREENFIELD APARTMENTS LIMITED PARTNERSHIP
                                   GREENFIELD LIMITED PARTNERSHIP
                                   GREENFIELD NORTH APARTMENTS LIMITED
                                     PARTNERSHIP
                                   GREENFIELD NORTH LIMITED PARTNERSHIP
                                   HAILI ASSOCIATES
                                   HOLLOWS ASSOCIATES
                                   HOUSTON ARISTOCRAT APARTMENTS, LTD.
                                   KAPUNA ASSOCIATES
                                   KIMBERTON APARTMENTS ASSOCIATES
                                   KOOLAU HOUSING ASSOCIATES
                                   LAKEVIEW ARMS ASSOCIATES
                                   LEE-HY MANOR ASSOCIATES LIMITED PARTNERSHIP
                                   LOCUST PARK ASSOCIATES
                                   LORING TOWERS ASSOCIATES
                                   MAHONING ASSOCIATES
                                   MILLIKEN APARTMENTS COMPANY
                                   MONUMENT STREET LIMITED PARTNERSHIP
                                   NEIGHBORHOODS OF THE UNIVERSITIES LOCK
                                     STREET APARTMENTS COMPANY
                                   OAK HOLLOW SOUTH ASSOCIATES
                                   OAK PARK LIMITED PARTNERSHIP
                                   ORCHARD MEWS ASSOCIATES
                                   OXFORD PLACE ASSOCIATES
                                   PITTSFIELD NEIGHBORHOOD ASSOCIATES
                                   PORTFOLIO PROPERTIES FIFTEEN ASSOCIATES
                                   PORTFOLIO PROPERTIES FOUR ASSOCIATES
                                   PRINCE STREET TOWERS LIMITED PARTNERSHIP
                                   REGISTRY SQUARE, LTD.

* Incorporated by reference to Exhibit 99.3 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997.

                       INDEX OF 1995 AUDITORS' REPORTS

                                   SENCIT-LEBANON COMPANY
                                   ST. NICHOLAS ASSOCIATES
                                   TAMARAC PINES, LTD.
                                   TAMARAC PINES II, LTD.
                                   TAUNTON GREEN ASSOCIATES
                                   TAUNTON II ASSOCIATES
                                   THE NATIONAL HOUSING PARTNERSHIP--II
                                   TOMPKINS TERRACE ASSOCIATES
                                   WAIPAHU ASSOCIATES
                                   WASHINGTON CHINATOWN ASSOCIATES
                                   WINDSOR APARTMENTS ASSOCIATES
                                   WOODCREST APARTMENTS, LTD.
                                   WORCHESTER EPISCOPAL HOUSING COMPANY

Marks Shron & Company, LLP
                                   TWO BRIDGES ASSOCIATES

Prague & Richmond
                                   CROSLAND HOUSING ASSOCIATES

Reznick, Fedder & Silverman
                                   BEAUTIFUL VILLAGE ASSOCIATES REDEVELOPMENT
                                     COMPANY
                                   BRANCHWOOD TOWERS LIMITED PARTNERSHIP
                                   CITRUS PARK ASSOCIATES, LTD.
                                   COMMUNITY CIRCLE II, LIMITED
                                   COPPERSTONE CIRCLE LIMITED PARTNERSHIP
                                   COPPERSTONE LIMITED PARTNERSHIP
                                   COUNTRY LAKES ASSOCIATES TWO
                                   DIAKONIA ASSOCIATES LIMITED PARTNERSHIP
                                   EASTON TERRACE I ASSOCIATES
                                   EASTRIDGE APARTMENTS
                                   EASTRIDGE APARTMENTS ASSOCIATES
                                   EMORY GROVE ASSOCIATES LIMITED PARTNERSHIP
                                   EMORY GROVE LIMITED PARTNERSHIP
                                   FIRST ALEXANDRIA ASSOCIATES
                                   FLATBUSH NSA ASSOCIATES
                                   FRANKLIN SQUARE SCHOOL ASSOCIATES
                                   GATES MILL I LIMITED PARTNERSHIP
                                   GROSVENOR HOUSE ASSOCIATES LIMITED
                                     PARTNERSHIP
                                   HOLLYBUSH GARDENS ASSOCIATES, I
                                   HOLLYBUSH GARDENS ASSOCIATES, II
                                   INTOWN WEST ASSOCIATES LIMITED PARTNERSHIP
                                   LAKE AVENUE ASSOCIATES
                                   LAKE CROSSING LIMITED PARTNERSHIP
                                   LAKEHAVEN ASSOCIATES ONE
                                   LAKEHAVEN ASSOCIATES TWO
                                   LINDEN COURT ASSOCIATES
                                   LOUDOUN HOUSE LIMITED PARTNERSHIP
                                   MONACO ARMS ASSOCIATES I
                                   MONACO ARMS ASSOCIATES II
                                   MUSKE LIMITED PARTNERSHIP
                                   NATICK ASSOCIATES
                                   OAKCREST TERRACE APARTMENTS
                                   OAKWOOD LIMITED PARTNERSHIP
                                   OAKWOOD MUSKEGON ASSOCIATES
                                   PARKVIEW ASSOCIATES
                                   QUEENSTOWN APARTMENTS LIMITED PARTNERSHIP
                                   RUSCOMBE GARDENS LIMITED PARTNERSHIP
                                   SENCIT-JACKSONVILLE COMPANY, LTD.
                                   SHEFFIELD ASSOCIATES
                                   SNAP IV LIMITED PARTNERSHIP
                                   TWIN TOWERS ASSOCIATES

* Incorporated by reference to Exhibit 99.3 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997.

                       INDEX OF 1995 AUDITORS' REPORTS


                                   TYEE ASSOCIATES LIMITED PARTNERSHIP
                                   URBANIZACION MARIA LOPEZ HOUSING COMPANY
                                   WESTMINSTER ASSOCIATES
                                   WOLLASTON MANOR ASSOCIATES
                                   WOODSIDE VILLAGE LIMITED PARTNERSHIP

Robert Ercolini & Company
                                   2900 VAN NESS ASSOCIATES
                                   7400 ROOSEVELT INVESTORS
                                   CONNECTICUT COLONY ASSOCIATES LIMITED
                                     PARTNERSHIP
                                   FAIRFAX ASSOCIATES LIMITED PARTNERSHIP
                                   GREATER HARTFORD ASSOCIATES LIMITED
                                     PARTNERSHIP
                                   IVANHOE ASSOCIATES LIMITED PARTNERSHIP
                                   NORCO ASSOCIATES
                                   RIDGE CARLTON ASSOCIATES LIMITED PARTNERSHIP
                                   RIVER LOFT APARTMENTS LIMITED PARTNERSHIP
                                   RIVER LOFT ASSOCIATES LIMITED PARTNERSHIP
                                   SCOTCH ASSOCIATES LIMITED PARTNERSHIP
                                   SCOTCH LANE ASSOCIATES
                                   STANDART WOODS ASSOCIATES LIMITED PARTNERSHIP WEST LAKE ARMS LIMITED PARTNERSHIP
                                   WYNTRE BROOK ASSOCIATES
Russell, Thompson,
  Butler & Houston
                                   CHESTERFIELD HOUSING ASSOCIATES
                                   COMMUNITY DEVELOPERS OF PRINCEVILLE
                                   EASTCOURT VILLAGE PARTNERS
                                   EUSTIS APARTMENTS, LTD
                                   GROVE PARK VILLAS LTD
                                   HEMINGWAY HOUSING ASSOCIATES
                                   HIGHLANDS VILLAGE II
                                   HOUSING ASSISTANCE OF MOUNT DORA, LTD.
                                   HOUSING ASSISTANCE OF ORANGE CITY, LTD.
                                   HOUSING ASSISTANCE OF SEBRING, LTD.
                                   HOUSING ASSISTANCE OF VERO BEACH, LTD.
                                   HURBELL I LIMITED PARTNERSHIP
                                   HURBELL IV LIMITED PARTNERSHIP
                                   LAKE WALES VILLAS LTD
                                   LAKEVIEW VILLAS, LTD.
                                   MCCOLL HOUSING ASSOCIATES
                                   MIAMI ELDERLY ASSOCIATES LIMITED
                                     PARTNERSHIP
                                   ORANGE CITY VILLAS II, LTD.
                                   PARKVIEW APARTMENTS
                                   PARKVIEW ARMS ASSOCIATES I LIMITED
                                     PARTNERSHIP
                                   PARKVIEW ARMS ASSOCIATES II LIMITED
                                     PARTNERSHIP
                                   PEPPERTREE VILLAGE OF AVON PARK, LTD.
                                   SOUTH HIAWASSEE VILLAGE, LTD.
                                   ST. GEORGE VILLAS
                                   THE MEADOWS APARTMENTS, LTD.
                                   TWIN GABLES ASSOCIATES LIMITED PARTNERSHIP
                                   UNITED HOUSING PARTNERS--CUTHBERT, LTD.
                                   UNITED HOUSING PARTNERS--ELMWOOD, LTD.
                                   UNITED HOUSING PARTNERS--MORRISTOWN, LTD.
                                   UNITED HOUSING PARTNERS--WELCH,LTD.
                                   VOA--NICOLLET TOWERS ASSOCIATES
                                   WOODSIDE VILLAS OF ARCADIA, LTD.
Sciarabba Walker & Co. LLP
                                   ABBOTT ASSOCIATES
Warady and Davis

                                   CHURCH STREET ASSOCIATES
                                   NEW VISTAS APARTMENTS ASSOCIATES
                                   NEW VISTAS APARTMENTS ASSOCIATES--PHASE II
                                   PALMER SQUARE APARTMENTS ASSOCIATES

* Incorporated by reference to Exhibit 99.3 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997.

                       INDEX OF 1995 AUDITORS' REPORTS

                                   PARKWAYS ASSOCIATES
                                   THE NORTH WASHINGTON PARK PARTNERSHIP
                                   THE OAK PARK PARTNERSHIP
                                   THE ROGERS PARK PARTNERSHIP

Ziner and Company, P.C.
                                   UNITED FRONT HOMES

Zinner & Co
                                   VISTULA HERITAGE VILLAGE

* Incorporated by reference to Exhibit 99.3 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997.